SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No. )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐    Definitive Proxy Statement
☒    Definitive Additional Materials
☐    Soliciting material Pursuant to Rule 14a-11(c) or Rule 14a-12
Chico’s FAS, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
PAYMENT OF FILING FEE (Check the appropriate box):
☒    No fee required.
☐    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0‑11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

The following materials may be provided to stockholders of Chico’s FAS, Inc.:

Chico’s FAS, Inc. • 11215 Metro Parkway • Fort Myers, Florida 33966 • (239) 277-6200

Chico’s FAS Comments on Barington’s Decision to Withdraw its Proxy Contest and Director Nominees

FORT MYERS, Fla., July 15, 2016 – Chico’s FAS, Inc. (NYSE:CHS) today commented on the announcement from The Barington Group (“Barington”) that it has decided to withdraw its proxy contest and director nominees in connection with the Company’s upcoming 2016 Annual Meeting of Stockholders to be held on July 21:

In our view, Barington’s decision to withdraw its director nominees and cease its proxy solicitation is consistent with the strong support we have received from Chico’s FAS shareholders, numerous industry analysts and both of the nation’s two leading independent proxy advisory firms, ISS and Glass Lewis.

We thank our shareholders for their input and the confidence they have expressed in our new team and in the positive changes we have made – and will continue to make – under our new strategic plan. As we execute on our new plan, we will continue to thoughtfully consider the views of all our shareholders.

Chico’s FAS is an industry leader with a strong platform for growth and value creation.  The Company benefits from three powerful differentiated brands that serve growing and attractive consumer segments, one of the most loyal customer bases in the industry, and leading omni-channel capabilities. Given the progress we have already made under the direction of our new CEO and President and with our new strategic plan, we believe that we are on the right track to capitalize on the Company’s strengths and realize the full potential of Chico's FAS for the benefit of all our shareholders.

As a result of Barington’s termination of its solicitation and the withdrawal of its candidates, any Chico’s FAS shareholder who previously voted the Blue Barington proxy card is urged to vote the Company’s WHITE card to ensure their shares are cast for the proposals to be considered at the Annual Meeting.

The Company reminds shareholders to vote the WHITE proxy card FOR the Company’s four director nominees and FOR the other proposals to be considered at the Annual Meeting,

including the advisory vote on executive compensation, the declassification of the Chico’s FAS Board of Directors and the ratification of Ernst & Young as the Company’s auditors.
Chico’s FAS shareholders who have questions or require assistance with voting their shares, may contact the Company’s proxy solicitor, Innisfree M&A Incorporated, toll-free at (877) 825-8971 (from the U.S. or Canada) or (412) 232-3651 (from other locations).

ABOUT CHICO’S FAS, INC.

The Company, through its brands – Chico’s, White House Black Market, and Soma is a leading omni-channel specialty retailer of women's private branded, sophisticated, casual-to-dressy clothing, intimates, complementary accessories, and other non-clothing items.

As of April 30, 2016, the Company operated 1,517 stores in the US and Canada and sold merchandise through franchise locations in Mexico. The Company’s merchandise is also available at www.chicos.com, www.whbm.com, and www.soma.com. For more detailed information on Chico's FAS, Inc., please go to our corporate website at www.chicosfas.com.

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Certain statements contained herein may contain certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect our current views with respect to certain events that could have an effect on our future financial performance, including but without limitation, statements regarding our plans, objectives, and future success of our store concepts, the implementation of our previously announced restructuring program, and implementation of our program to increase the sales volume and profitability of our existing brands through four previously announced focus areas. These statements may address items such as future sales, gross margin expectations, SG&A expectations, operating margin expectations, planned store openings, closings and expansions, future comparable sales, inventory levels, and future cash needs. These statements relate to expectations concerning matters that are not historical fact and may include the words or phrases such as “expects,” “believes,” “anticipates,” “plans,” “estimates,” “approximately,” “our planning assumptions,” “future outlook,” and similar expressions. Except for historical information, matters discussed in such oral and written statements are forward-looking statements. These forward-looking statements are based largely on information currently available to our management and on our current expectations, assumptions, plans, estimates, judgments and projections about our business and our industry, and are subject to various risks and uncertainties that could cause actual results to differ materially from historical results or those currently anticipated. Although we believe our expectations are based on reasonable estimates and assumptions, they are not guarantees of performance and there are a number of known and unknown risks, uncertainties, contingencies, and other factors (many of which are outside our control) that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. Accordingly, there is no assurance that our expectations will, in fact, occur or that our estimates or assumptions will be correct, and we caution investors and all others not to place undue reliance on such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, general economic and business conditions, conditions in the specialty retail industry, the availability of quality store sites, the ability to successfully execute our business strategies, the ability to achieve the results of our restructuring program, the ability to achieve the results of our four focus areas, the integration of our new management team, and those described in Item 1A, “Risk Factors” and in the “Forward-Looking Statements” disclosure in Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of our Form 10-K. There can be no assurance that the actual future results, performance, or achievements expressed or implied by such forward-looking statements will occur. Investors using forward-looking statements are encouraged to review the Company’s latest annual report on Form 10-K, its filings on Form 10-Q, management's discussion and analysis in the Company’s latest annual report to stockholders, the Company’s filings on Form 8-K, and other federal securities law filings for a description of other important factors that may affect the Company’s business, results of operations and financial condition. All written or oral forward-looking statements that are made or attributable to us are expressly qualified in their entirety by this cautionary notice. The Company does not undertake to publicly update or revise its forward looking statements even if experience or future changes make it clear that projected results expressed or implied in such statements will not be realized.

ADDITIONAL INFORMATION

Chico’s FAS, its directors and certain of its executive officers are participants in the solicitation of proxies from Company shareholders in connection with the matters to be considered at the Company's 2016 Annual Meeting. The Company has filed a definitive proxy statement and WHITE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with any such solicitation of proxies from Company shareholders. COMPANY SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT AND ACCOMPANYING WHITE PROXY CARD AS THEY CONTAIN IMPORTANT INFORMATION. Information regarding the identity of the participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the proxy statement and other materials filed with the SEC. Shareholders can obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC for no charge at the SEC’s website at www.sec.gov. Copies are also available at no charge at the Company’s website at www.chicosfas.com, by writing to Chico’s FAS at 11215 Metro Parkway, Fort Myers, FL 33966, or by calling the Company’s proxy solicitor, Innisfree, toll-free at (877) 825-8971.

Contacts:

Investors:
Jennifer Powers
Vice President - Investor Relations
Chico’s FAS, Inc.
(239) 346-4199

Arthur B. Crozier / Jennifer M. Shotwell / Jonathan E. Salzberger
Innisfree M&A Incorporated
(212) 750-5833

Media:
Barrett Golden / Leigh Parrish / Joseph Sala
Joele Frank, Wilkinson Brimmer Katcher
(212) 355-4449